UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4254

Legg Mason Partners Income Funds

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

c/o Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: June 30, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL

REPORT

JUNE 30, 2006

Legg Mason Partners Capital and Income Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Capital and Income Fund

Semi-Annual Report  •  June 30, 2006

What’s

Inside

Fund Objective

The Fund seeks total return (that is, a combination of income and long-term capital appreciation).

“Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Funds’ investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy appeared to be on solid footing during the six-month reporting period. After gross domestic product (“GDP”)i rose 1.7% in the fourth quarter of 2005—the first quarter in which GDP growth did not surpass 3.0% in nearly three years—the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its best showing since the third quarter of 2003. Both strong consumer and business spending prompted the economic turnaround. In the second quarter of 2006, GDP growth was a more modest 2.5%, according to the Commerce Department’s initial reading for the period. The decline was largely attributed to lower consumer spending, triggered by higher interest rates and oil prices, as well as a cooling housing market. In addition, business spending fell during the quarter.

The Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates four times during the period. Since it began its tightening campaign in June 2004, the Fed has increased rates 17 consecutive times, bringing the federal funds rateiii from 1.00% to 5.25%. Coinciding with its latest rate hike in June 2006, the Fed said: “The extent and timing of any additional firming…will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

For the six-month period ended June 30, 2006, the U.S. stock market produced positive returns, with the S&P 500 Indexiv returning 2.71%. While the economy expanded and corporate profits remained strong, the headwinds from steadily rising interest rates, inflationary pressures and the potential for additional Fed rate hikes tempered returns.

Looking at the market more closely, small-cap stocks outperformed their mid- and large-cap counterparts, with the Russell 2000v, Russell Midcapvi and Russell 1000vii Indexes returning 8.21%, 4.84% and 2.76%, respectively. From an investment style perspective, value stocks significantly out -

Legg Mason Partners Capital and Income Fund         I

performed growth stocks, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 6.90% and –0.32%, respectively, over the reporting period.

Both short- and long-term yields rose over the reporting period, causing the overall bond market to decline. During the six months ended June 30, 2006, two-year Treasury yields increased from 4.41% to 5.16%. Over the same period, 10-year Treasury yields moved from 4.39% to 5.15%. Short-term rates rose in concert with the Fed’s repeated rate hikes, while long-term rates rose on fears of mounting inflationary pressures. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexx, returned –0.72%.

Performance Review

For the six months ended June 30, 2006, Class A shares of the Legg Mason Partners Capital and Income Fund, excluding sales charges, returned 2.76%. These shares outperformed the Fund’s unmanaged benchmark, the S&P 500 Index, which returned 2.71% for the same period. The Lipper Mixed-Asset Target Allocation Moderate Funds Category Average1 increased 2.27% over the same time frame.

Performance Snapshot as of June 30, 2006 (excluding sales charges) (unaudited)

6 Months

Capital and Income Fund — Class A Shares	2.76%

S&P 500 Index	2.71%

Lipper Mixed-Asset Target Allocation Moderate Funds Category Average	2.27%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class B shares returned 2.44%, Class C shares returned 2.37% and Class Y shares returned 2.83% over the six months ended June 30, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 422 funds in the Fund’s Lipper category, and excluding sales charges.

II         Legg Mason Partners Capital and Income Fund

Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup’s asset management business, Legg Mason, Inc. (“Legg Mason”) has recommended various Fund actions in order to streamline product offerings, standardize share class pricing features, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

The Fund’s Board has approved the appointment of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) as the Fund’s investment manager effective August 1, 2006. The Fund’s Board has also approved the appointment of CAM North America, LLC (“CAM N.A.”) and Western Asset Management Company (“Western Asset”) as the Fund’s subadvisers effective August 1, 2006. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA, CAM N.A. and Western Asset are wholly-owned subsidiaries of Legg Mason.

Effective July 17, 2006, Robert Gendelman, a portfolio manager of CAM N.A., was appointed to manage the equity portion of the Fund’s portfolio assets and also serves as coordinating portfolio manager. During the reporting period, management of the fixed income portion of the Fund’s portfolio was assumed by a team of seasoned investment professionals from Western Asset. The Fund’s fixed income portfolio managers include Kenneth Leech, Stephen A. Walsh, Mark Lindbloom, Carl L. Eichstaedt and Ronald D. Mass.

The Fund was formerly known as SB Capital and Income Fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s Manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading,

Legg Mason Partners Capital and Income Fund         III

fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 28, 2006

IV         Legg Mason Partners Capital and Income Fund

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. High yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may invest in derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

vi	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

[x]	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Partners Capital and Income Fund         V

Fund at a Glance (unaudited)

*	Amount represents less than 0.1% of total investments.

Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report          1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2006 and held for the six months ended June 30, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	2.76%	$1,000.00	$1,027.60	1.04%	$5.23

Class B	2.44	1,000.00	1,024.40	1.58	7.93

Class C	2.37	1,000.00	1,023.70	1.79	8.98

Class Y	2.83	1,000.00	1,028.30	0.75	3.77

(1)	For the six months ended June 30, 2006.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2          Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,019.64	1.04%	$5.21

Class B	5.00	1,000.00	1,016.96	1.58	7.90

Class C	5.00	1,000.00	1,015.92	1.79	8.95

Class Y	5.00	1,000.00	1,021.08	0.75	3.76

(1)	For the six months ended June 30, 2006.
(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report          3

Schedule of Investments (June 30, 2006) (unaudited)

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Face Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 21.2%
Aerospace & Defense — 0.3%
$985,000	B+	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16	$950,525
2,375,000	B	DRS Technologies Inc., Senior Subordinated Notes, 6.875% due 11/1/13	2,297,813
4,675,000	BB+	L-3 Communications Corp., Senior Subordinated Notes, 6.375% due 10/15/15	4,488,000
300,000	BBB+	Lockheed Martin Corp., Notes, 7.700% due 6/15/08	309,815
		Raytheon Co., Notes:
238,000	BBB	6.750% due 8/15/07	240,375
267,000	BBB	4.500% due 11/15/07	262,214

		Total Aerospace & Defense	8,548,742

Air Freight & Logistics — 0.0%
284,000	BBB	FedEx Corp., Global Notes, 2.650% due 4/1/07	277,361

Airlines — 0.1%
1,970,000	B	Continental Airlines Inc., Pass-Through Certificates, Series 2001-2, Class D, 7.568% due 12/1/06	1,966,230

Auto Components — 0.1%
1,220,000	B-	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	1,159,000
2,480,000	B-	Visteon Corp., Senior Notes, 8.250% due 8/1/10	2,331,200

		Total Auto Components	3,490,200

Automobiles — 0.4%
		Ford Motor Co.:
500,000	B+	Debentures, 6.625% due 10/1/28	347,500
8,975,000	B+	Notes, 7.450% due 7/16/31	6,529,312
		General Motors Corp., Senior Debentures:
6,410,000	B-	8.250% due 7/15/23	5,079,925
315,000	B-	8.375% due 7/15/33	255,150

		Total Automobiles	12,211,887

Beverages — 0.3%
250,000	A+	Anheuser-Busch Cos. Inc., 9.000% due 12/1/09	275,747
300,000	A	Bottling Group LLC, Senior Notes, 2.450% due 10/16/06	297,491
6,000,000	B+	Constellation Brands Inc., Senior Subordinated Notes, Series B, 8.125% due 1/15/12	6,195,000
250,000	A-	Diageo Capital PLC, Notes, 3.500% due 11/19/07	242,649
300,000	A	PepsiAmericas Inc., Senior Notes, 6.375% due 5/1/09	304,577

		Total Beverages	7,315,464

Biotechnology — 0.0%
170,000	B	Angiotech Pharmaceuticals Inc., Senior Subordinated Notes, 7.750% due 4/1/14 (a)	163,200

See Notes to Financial Statements.

4          Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Building Products — 0.4%
$5,000,000	BBB-	American Standard Co. Inc., Senior Notes, 8.250% due 6/1/09	$5,277,765
2,580,000	CCC	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12	2,580,000
740,000	B	Jacuzzi Brands Inc., Secured Notes, 9.625% due 7/1/10	785,325
3,560,000	CCC+	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	3,462,100

		Total Building Products	12,105,190

Capital Markets — 0.2%
325,000	BBB+	Amvescap PLC, Senior Notes, 5.900% due 1/15/07	325,257
2,925,000	B	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	3,188,250
520,000	B+	E*TRADE Financial Corp., Senior Notes, 7.875% due 12/1/15	535,600
275,000	A+	Morgan Stanley, Notes, 5.800% due 4/1/07	275,195

		Total Capital Markets	4,324,302

Chemicals — 0.8%
2,500,000	BB-	Airgas Inc., Senior Subordinated Notes, 9.125% due 10/1/11	2,628,125
3,000,000	BB-	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	3,236,250
4,524,000	B	Huntsman International LLC, Senior Subordinated Notes, 10.125% due 7/1/09	4,614,480
4,750,000	BB-	Lyondell Chemical Co., Senior Secured Notes, 11.125% due 7/15/12	5,177,500
116,000	B+	Millennium America Inc., Senior Notes, 9.250% due 6/15/08	119,480
190,000	A-	Monsanto Co., Notes, 4.000% due 5/15/08	184,313
240,000	BBB+	Potash Corp. of Saskatchewan, 7.125% due 6/15/07	242,743
3,000	A	PPG Industries Inc., Notes, 6.500% due 11/1/07	3,019
350,000	A	Praxair Inc., Notes, 2.750% due 6/15/08	331,068
		Rhodia SA, Senior Notes:
3,150,000	B-	7.625% due 6/1/10	3,134,250
2,425,000	B-	10.250% due 6/1/10	2,600,812

		Total Chemicals	22,272,040

Commercial Banks — 0.1%
250,000	A+	ABN Amro Bank NV, Subordinated Notes, 7.125% due 6/18/07	253,278
325,000	A+	American Express Centurion Bank, Notes, 5.170% due 7/19/07 (b)	325,469
270,000	A+	Banesto Finance Ltd., 7.500% due 3/25/07	272,684
175,000	BBB+	Bank United Corp., Senior Notes, 8.875% due 5/1/07	179,341
275,000	A	Corporacion Andina de Fomento, Notes, 5.457% due 1/26/07 (b)	275,176
200,000	AA-	Credit Suisse First Boston USA Inc., Notes, 5.750% due 4/15/07	200,055
190,908	AA-	Fifth Third Bank, Notes, 2.870% due 8/10/09	183,107
250,000	AA-	FleetBoston Financial Corp., Medium-Term Notes, Series T, 4.200% due 11/30/07	244,969
210,000	A	Key Bank National Association, Notes, 5.000% due 7/17/07	207,979
350,000	A+	Marshall & Ilsley Bank, 3.800% due 2/8/08	340,074
300,000	A	PNC Funding Corp., Senior Notes, 5.750% due 8/1/06	300,023
300,000	AA-	SunTrust Bank, 4.550% due 5/25/09	290,586
350,000	AA	U.S. Bank North America, Notes, 2.870% due 2/1/07	344,335
225,000	A1(c)	Wachovia Corp., Subordinated Notes, 6.400% due 4/1/08	228,227
225,000	AA-	Wells Fargo & Co., Notes, 5.000% due 3/23/07 (b)	225,204

		Total Commercial Banks	3,870,507

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report         5

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Commercial Services & Supplies — 0.4%
		Allied Waste North America Inc.:
		Senior Notes, Series B:
$683,000	BB-	9.250% due 9/1/12	$727,395
1,100,000	BB-	7.250% due 3/15/15	1,056,000
3,112,000	B+	Senior Secured Notes, Series B, 7.375% due 4/15/14	2,971,960
350,000	BBB+	Cendant Corp., Notes, 6.875% due 8/15/06	350,354
1,175,000	BB	IKON Office Solutions Inc., 7.750% due 9/15/15	1,169,125
670,000	B-	NationsRent Inc., Senior Subordinated Notes, 9.500% due 5/1/15	711,875
175,000	BBB	Waste Management Inc., 7.000% due 10/15/06	175,609
2,705,000	BB-	Windstream Corp., Senior Notes, 8.625% due 8/1/16 (a)	2,779,387

		Total Commercial Services & Supplies	9,941,705

Communications Equipment — 0.4%
		Lucent Technologies Inc.:
3,500,000	B	5.500% due 11/15/08	3,430,000
7,475,000	B	Debentures, 6.450% due 3/15/29	6,391,125

		Total Communications Equipment	9,821,125

Computers & Peripherals — 0.1%
550,000	A-	Hewlett-Packard Co., Senior Notes, 5.500% due 7/1/07	549,041
275,000	A+	IBM Canada Credit Services Co., Senior Notes, 3.750% due 11/30/07 (a)	266,984
		SunGard Data Systems Inc.:
2,000,000	B-	Senior Notes, 9.125% due 8/15/13 (a)	2,085,000
1,230,000	B-	Senior Subordinated Notes, 10.250% due 8/15/15 (a)	1,277,663

		Total Computers & Peripherals	4,178,688

Construction Materials — 0.0%
595,000	CCC+	NTK Holdings Inc., Senior Discount Notes, step bond to yield 10.513% due 3/1/14	433,606

Consumer Finance — 0.7%
		Ford Motor Credit Co.:
4,350,000	B+	Notes, 7.000% due 10/1/13	3,748,839
		Senior Notes:
169,294	B+	9.750% due 9/15/10 (a)	165,095
3,538,338	B+	10.486% due 6/15/11 (a)(b)	3,554,525
		General Motors Acceptance Corp., Notes:
175,000	BB	6.125% due 9/15/06	174,750
5,300,000	BB	5.625% due 5/15/09	5,044,397
6,950,000	BB	6.750% due 12/1/14	6,465,356
200,000	A	SLM Corp., Medium-Term Notes, Series A, 5.300% due 1/26/09 (b)	200,720

		Total Consumer Finance	19,353,682

Containers & Packaging — 0.6%
2,325,000	CCC+	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	2,313,375

See Notes to Financial Statements.

6          Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Containers & Packaging — 0.6% (continued)
		Graphic Packaging International Corp.:
$300,000	B-	Senior Notes, 8.500% due 8/15/11	$300,750
2,900,000	B-	Senior Subordinated Notes, 9.500% due 8/15/13	2,885,500
1,709,000	CCC+	Jefferson Smurfit Corp., Senior Notes, 8.250% due 10/1/12	1,610,732
5,000,000	B-	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	5,175,000
2,800,000	B	Owens-Illinois Inc., Debentures, 7.500% due 5/15/10	2,751,000
1,575,000	B	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (a)	1,582,875
575,000	CCC+	Stone Container Finance Co. of Canada II, Senior Notes, 7.375% due 7/15/14	511,750

		Total Containers & Packaging	17,130,982

Diversified Consumer Services — 0.2%
		Hertz Corp.:
1,875,000	B	Senior Notes, 8.875% due 1/1/14 (a)	1,931,250
2,305,000	B	Senior Subordinated Notes, 10.500% due 1/1/16 (a)	2,454,825

		Total Diversified Consumer Services	4,386,075

Diversified Financial Services — 1.3%
5,000,000	A-	Alamosa Delaware Inc., Senior Notes, 8.500% due 1/31/12	5,325,000
250,000	A+	American General Finance Corp., Medium-Term Notes, Series G, 5.750% due 3/15/07	250,254
3,000,000	CCC+	Atlantic Broadband Finance LLC, Senior Subordinated Notes, 9.375% due 1/15/14	2,835,000
400,000	A+	Bank of America Corp., Subordinated Notes, 6.375% due 2/15/08	404,641
250,000	A	Bear Stearns Cos. Inc., Notes, 5.700% due 1/15/07	250,026
200,000	BBB+	Capital One Bank, Notes, 5.750% due 9/15/10	199,711
1,575,000	CCC+	CCM Merger Inc., Notes, 8.000% due 8/1/13 (a)	1,496,250
250,000	A	CIT Group Inc., Senior Notes, 5.500% due 11/30/07	249,257
		Citisteel USA Inc., Senior Secured Notes:
615,000	CCC+	12.480% due 9/1/10 (b)	638,063
485,000	NR	15.000% due 10/1/10 (d)	485,000
249,876	A-	Core Investment Grade Bond Trust I, Pass-Through Certificates, 4.659% due 11/30/07	245,979
275,000	A	Countrywide Home Loans Inc., Medium-Term Notes, Series M, 4.125% due 9/15/09	261,716
250,000	AAA	General Electric Capital Corp., Medium-Term Notes, Series A, 4.995% due 6/22/07 (b)	250,296
160,000	B+	H&E Equipment Services LLC/H&E Finance Corp., Senior Notes, 11.125% due 6/15/12	176,688
2,755,000	B	Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes, 9.000% due 7/15/14	2,803,212
250,000	AA-	HSBC Finance Corp., Senior Subordinated Notes, 5.875% due 2/1/09	251,685
1,150,000	B-	Hughes Network Systems LLC/HNS Finance Corp., Senior Notes, 9.500% due 4/15/14 (a)	1,132,750
225,000	AA-	International Lease Finance Corp., Notes, 5.750% due 10/15/06	224,982
325,000	A-	John Deere Capital Corp., Medium-Term Notes, Series D, 4.400% due 7/15/09	313,923

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report         7

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Diversified Financial Services — 1.3% (continued)
$250,000	A+	JPMorgan Chase & Co., Senior Notes, 5.350% due 3/1/07	$249,529
310,000	A+	Nationwide Building Society, Medium-Term Notes, 2.625% due 1/30/07 (a)	304,832
1,630,000	B-	Nell AF SARL, Senior Notes, 8.375% due 8/15/15 (a)	1,574,987
320,000	A+	Rio Tinto Finance USA Ltd., Notes, 2.625% due 9/30/08	299,959
9,363,000	B+	Targeted Return Index Securities (TRAINS), Secured Notes, Series HY-1-2006, 7.548% due 5/1/16 (a)	9,191,386
275,000	AAA	TIAA Global Markets Inc., Notes, 4.125% due 11/15/07 (a)	268,899
325,000	AAA	Toyota Motor Credit Corp., Medium-Term Notes, 5.650% due 1/15/07	325,084
770,000	B-	UGS Corp., 10.000% due 6/1/12	831,600
4,450,000	CCC+	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	4,461,125

		Total Diversified Financial Services	35,301,834

Diversified Telecommunication Services — 1.2%
		Cincinnati Bell Inc.:
605,000	B-	7.000% due 2/15/15	573,238
1,280,000	B-	Senior Subordinated Notes, 8.375% due 1/15/14	1,267,200
1,595,000	BB+	Citizens Communications Co., Senior Notes, 9.000% due 8/15/31	1,622,912
250,000	A	GTE North Inc., Debentures, Series H, 5.650% due 11/15/08	247,617
1,240,000	CCC+	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, Series B, 12.500% due 5/1/15	1,305,100
11,750,000	B	Insight Midwest LP/Insight Capital Inc., Senior Notes, 10.500% due 11/1/10	12,308,125
		Intelsat Bermuda Ltd., Senior Notes:
1,620,000	B+	9.250% due 6/15/16 (a)	1,680,750
3,305,000	B	11.250% due 6/15/16 (a)	3,404,150
65,000	B	Intelsat Ltd., Notes, 7.625% due 4/15/12	53,950
400,000	B-	NTL Cable PLC, Senior Notes, 8.750% due 4/15/14	399,000
845,000	B	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	861,900
		Qwest Communications International Inc., Senior Notes:
1,400,000	B	7.500% due 2/15/14	1,372,000
3,615,000	B	Series B, 7.500% due 2/15/14	3,542,700
		Qwest Corp., Debentures:
600,000	BB	7.500% due 6/15/23	565,500
5,320,000	BB	6.875% due 9/15/33	4,628,400
301,000	BBB+	Telecom Italia Capital, Senior Notes, 4.000% due 11/15/08	288,906

		Total Diversified Telecommunication Services	34,121,448

Electric Utilities — 0.2%
221,000	A	Consolidated Edison Co. of New York Inc., Debentures, 6.250% due 2/1/08	222,828
175,000	BBB+	Entergy Gulf States Inc., First Mortgage Notes, 3.600% due 6/1/08	167,260
250,000	A	Georgia Power Co., 4.875% due 7/15/07	248,024
1,245,974	B+	Midwest Generation LLC, Pass-Through Certificates, Series B, 8.560% due 1/2/16	1,309,052

See Notes to Financial Statements.

8          Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Electric Utilities — 0.2% (continued)
$1,875,000	B-	Mirant Americas Generation LLC, Senior Notes, 9.125% due 5/1/31	$1,828,125
2,010,000	B	Reliant Energy Inc., Senior Secured Notes, 9.250% due 7/15/10	2,020,050

		Total Electric Utilities	5,795,339

Energy Equipment & Services — 0.1%
200,000	BBB+	Cameron International Corp., Senior Notes, 2.650% due 4/15/07	194,442
175,000	BBB	Consolidated Natural Gas Co., Senior Notes, Series B, 5.375% due 11/1/06	174,759
175,000	BBB	Duke Energy Field Services LLC, Senior Notes, 5.750% due 11/15/06	174,935
11,000,000	NR	Friede Goldman Halter Inc., 4.500% due 12/15/09 (e)(l)	676,500
270,000	BB-	Pride International Inc., Senior Notes, 7.375% due 7/15/14	272,700

		Total Energy Equipment & Services	1,493,336

Food & Staples Retailing — 0.0%
350,000	A	Costco Wholesale Corp., Senior Notes, 5.500% due 3/15/07	349,021
325,000	BBB-	Safeway Inc., Senior Unsecured Notes, 6.500% due 11/15/08	329,056

		Total Food & Staples Retailing	678,077

Food Products — 0.5%
1,470,000	BB+	Ahold Lease USA Inc., Pass-Through Certificates, Series 2001 A-2, 8.620% due 1/2/25	1,459,894
300,000	A	Campbell Soup Co., Notes, 6.900% due 10/15/06	301,089
2,000,000	B	Del Monte Corp., Senior Subordinated Notes, 8.625% due 12/15/12	2,070,000
		Dole Food Co. Inc., Senior Notes:
3,340,000	B	7.250% due 6/15/10	3,006,000
666,000	B	8.875% due 3/15/11	627,705
300,000	BBB+	Heinz H.J. Co., Notes, 6.000% due 3/15/08	300,616
200,000	BBB+	Kellogg Co., Senior Notes, 2.875% due 6/1/08	190,103
325,000	BBB+	Kraft Foods Inc., Notes, 4.625% due 11/1/06	323,909
5,000,000	B-	Pinnacle Foods Holding Corp., Senior Subordinated Notes, 8.250% due 12/1/13	4,937,500

		Total Food Products	13,216,816

Health Care Providers & Services — 0.8%
1,750,000	B-	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	1,844,063
3,175,000	B	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	3,063,875
1,980,000	BB+	HCA Inc., Notes, 6.375% due 1/15/15	1,844,467
5,500,000	B-	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	5,417,500
225,000	NR	Quest Diagnostics Inc., Senior Notes, 6.750% due 7/12/06	225,036
		Tenet Healthcare Corp., Senior Notes:
4,350,000	B	7.375% due 2/1/13	3,991,125
2,969,000	B	9.875% due 7/1/14	2,983,845
280,000	B	6.875% due 11/15/31	225,400
3,050,000	B+	Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13	2,981,375
250,000	A	UnitedHealth Group Inc., Senior Notes, 3.300% due 1/30/08	240,845

		Total Health Care Providers & Services	22,817,531

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report         9

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Hotels, Restaurants & Leisure — 1.8%
		Caesars Entertainment Inc., Senior Subordinated Notes:
$4,000,000	BB+	8.875% due 9/15/08	$4,210,000
575,000	BB+	7.875% due 3/15/10	599,438
1,000,000	BB+	8.125% due 5/15/11	1,058,750
250,000	A-	Carnival Corp., Secured Notes, 3.750% due 11/15/07	242,979
550,000	B-	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	554,125
2,950,000	CCC+	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	2,950,000
2,750,000	BB	Hilton Hotels Corp., Notes, 7.625% due 12/1/12	2,848,530
1,430,000	B	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	1,526,525
5,000,000	B	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14	4,743,750
2,450,000	B	Kerzner International Ltd., Senior Subordinated Notes, 6.750% due 10/1/15	2,569,437
2,350,000	B	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	2,191,375
6,000,000	B+	Mandalay Resort Group, Senior Subordinated, Notes, Series B, 10.250% due 8/1/07	6,247,500
341,000	A	McDonald’s Corp., Medium-Term Notes, Series E, 5.950% due 1/15/08	342,515
		MGM MIRAGE Inc., Senior Subordinated Notes:
6,000,000	B+	9.750% due 6/1/07	6,195,000
116,000	B+	9.375% due 2/15/10	122,670
1,310,000	B+	8.375% due 2/1/11	1,349,300
1,525,000	B+	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	1,444,937
3,655,000	B-	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12	3,682,412
200,000	B+	River Rock Entertainment Authority, Senior Notes, 9.750% due 11/1/11	211,500
5,500,000	B+	Station Casinos Inc., Senior Subordinated Notes, 6.875% due 3/1/16	5,156,250
1,600,000	B+	Tunica-Biloxi Gaming Authority, Senior Notes, 9.000% due 11/15/15 (a)	1,648,000

		Total Hotels, Restaurants & Leisure	49,894,993

Household Durables — 0.3%
		Beazer Homes USA Inc., Senior Notes:
185,000	BB	6.875% due 7/15/15	169,275
880,000	BB	8.125% due 6/15/16 (a)	850,300
175,000	BBB	Centex Corp., Notes, 4.750% due 1/15/08	171,679
		K Hovnanian Enterprises Inc.:
670,000	BB	6.250% due 1/15/16	584,575
3,295,000	BB	Senior Notes, 8.625% due 1/15/17	3,286,762
1,070,000	B-	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	1,094,075
255,000	B-	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 9.670% due 9/1/12	207,825
2,725,000	B	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	2,738,625

		Total Household Durables	9,103,116

See Notes to Financial Statements.

10          Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Household Products — 0.1%
		Spectrum Brands Inc., Senior Subordinated Notes:
$1,750,000	CCC	8.500% due 10/1/13	$1,505,000
129,000	CCC	7.375% due 2/1/15	105,458

		Total Household Products	1,610,458

Independent Power Producers & Energy Traders — 0.9%
2,194,000	NR	AES China Generating Co., Ltd., Class A, 8.250% due 6/26/10	2,172,152
		AES Corp., Senior Notes:
687,000	B	8.875% due 2/15/11	724,785
3,815,000	B	7.750% due 3/1/14	3,853,150
2,950,000	D	Calpine Generating Co. LLC, Senior Secured Notes, 14.120% due 4/1/11	3,104,875
150,000	BBB	Duke Energy Corp., Senior Notes, 4.200% due 10/1/08	144,968
6,150,000	B-	Dynegy Holdings Inc., Senior Debentures, 7.125% due 5/15/18	5,412,000
		Edison Mission Energy, Senior Notes:
240,000	B+	7.500% due 6/15/13 (a)	236,400
1,650,000	B1(c)	7.750% due 6/15/16 (a)	1,629,375
		NRG Energy Inc., Senior Notes:
1,200,000	B-	7.250% due 2/1/14	1,173,000
5,200,000	B-	7.375% due 2/1/16	5,083,000

		Total Independent Power Producers & Energy Traders	23,533,705

Industrial Conglomerates — 0.2%
1,149,000	B	Koppers Inc., Senior Notes, 9.875% due 10/15/13	1,238,048
1,550,000	CCC+	Park-Ohio Industries Inc., Senior Subordinated Notes, 8.375% due 11/15/14	1,371,750
2,870,000	BB-	Sequa Corp., Senior Notes, 9.000% due 8/1/09	3,042,200

		Total Industrial Conglomerates	5,651,998

Insurance — 0.1%
225,000	AA	Allstate Financial Global Funding, Notes, 2.500% due 6/20/08 (a)	212,226
1,270,000	BB	Crum & Forster Holdings Corp., Senior Notes, 10.375% due 6/15/13	1,298,575
300,000	A	Genworth Financial Inc., Notes, 4.750% due 6/15/09	293,126
300,000	BBB	Marsh & McLennan Cos. Inc., Notes, 5.190% due 7/13/07 (b)	299,897
300,000	AA-	Nationwide Life Global Funding I, Notes, 5.580% due 9/28/07 (a)(b)	300,508
325,000	AA	Protective Life Secured Trust, Medium-Term Notes, 3.700% due 11/24/08	310,996
300,000	A	Prudential Financial Inc., Medium-Term Notes, 3.750% due 5/1/08	289,844
220,000	BBB+	Unitrin Inc., Senior Notes, 5.750% due 7/1/07	219,099

		Total Insurance	3,224,271

Internet & Catalog Retail — 0.0%
710,000	B-	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	702,900

IT Services — 0.5%
6,500,000	B	Iron Mountain Inc., Senior Subordinated Notes, 8.625% due 4/1/13	6,532,500
7,000,000	BB-	Unisys Corp., Senior Notes, 8.500% due 10/15/15	6,510,000

		Total IT Services	13,042,500

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report         11

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Machinery — 0.2%
$1,650,000	BB-	Case New Holland Inc., Senior Notes, 7.125% due 3/1/14 (a)	$1,584,000
2,500,000	B-	Invensys PLC, Senior Notes, 9.875% due 3/15/11 (a)	2,725,000
129,000	B+	Terex Corp., Senior Subordinated Notes, 7.375% due 1/15/14	129,000

		Total Machinery	4,438,000

Media — 3.0%
1,850,000	B-	Affinion Group Inc., 10.125% due 10/15/13 (a)	1,868,500
		AMC Entertainment Inc.:
310,000	B-	Senior Note, Series B, 8.625% due 8/15/12	320,075
2,700,000	CCC+	Senior Subordinated Notes, 11.000% due 2/1/16	2,902,500
3,000,000	B-	CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12	2,985,000
10,000,000	CCC-	CCH I Holdings LLC, Senior Accreting Notes, 13.500% due 1/15/14	6,700,000
8,000,000	CCC-	CCH I Holdings LLC/CCH I Holding Capital Corp., Senior Accreting Notes, 11.750% due 5/15/14	5,080,000
2,805,000	CCC-	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	2,468,400
		Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp., Senior Notes:
870,000	CCC-	9.625% due 11/15/09	674,250
1,150,000	CCC-	10.250% due 9/15/10	1,158,625
		Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Notes:
810,000	CCC-	8.625% due 4/1/09	627,750
500,000	CCC-	10.750% due 10/1/09	397,500
1,675,000	BB-	Chukchansi Economic Development Authority, Senior Notes, 8.000% due 11/15/13 (a)	1,693,844
175,000	BBB-	Clear Channel Communications Inc., Senior Notes, 3.125% due 2/1/07	172,212
		CSC Holdings Inc.:
1,090,000	B+	Senior Debentures, 7.625% due 7/15/18	1,084,550
		Senior Notes:
125,000	B+	6.750% due 4/15/12 (a)	121,250
3,945,000	B+	Series B, 7.625% due 4/1/11	3,964,725
		Dex Media Inc., Discount Notes:
5,000,000	B	Step bond to yield 8.764% due 11/15/13	4,237,500
3,000,000	B	Step bond to yield 9.248% due 11/15/13	2,542,500
2,700,000	BB-	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 6.375% due 6/15/15	2,504,250
		EchoStar DBS Corp., Senior Notes:
4,675,000	BB-	6.625% due 10/1/14	4,406,187
2,075,000	BB-	7.125% due 2/1/16 (a)	2,007,563
775,000	B-	Kabel Deutschland GMBH, Senior Notes, 10.625% due 7/1/14 (a)	821,500
2,750,000	B	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	2,557,500
1,625,000	B-	LIN Television Corp., Series B, 6.500% due 5/15/13	1,490,938
6,850,000	B	Mediacom LLC/Mediacom Capital Corp., Senior Notes, 9.500% due 1/15/13	6,850,000

See Notes to Financial Statements.

12          Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Media — 3.0% (continued)
$3,250,000	CCC+	Nexstar Finance Inc., Senior Subordinated Notes, 7.000% due 1/15/14	$2,973,750
1,510,000	B	Primedia Inc., Senior Notes, 8.875% due 5/15/11	1,457,150
		R.H. Donnelley Corp.:
		Senior Discount Notes:
875,000	B	Series A-1, 6.875% due 1/15/13 (a)	809,375
1,700,000	B	Series A-2, 6.875% due 1/15/13 (a)	1,572,500
4,050,000	B	Senior Notes, Series A-3, 8.875% due 1/15/16 (a)	4,105,687
		Rainbow National Services LLC:
60,000	B+	Senior Notes, 8.750% due 9/1/12 (a)	63,300
2,000,000	B+	Senior Subordinated Debentures, 10.375% due 9/1/14 (a)	2,225,000
225,000	A-	Reed Elsevier Capital Inc., Notes, 6.125% due 8/1/06	225,076
1,790,000	BB+	Rogers Cable Inc., Secured Notes, 5.500% due 3/15/14	1,597,575
2,825,000	B-	Salem Communications Holding Corp., Senior Subordinated Notes, Series B, 9.000% due 7/1/11	2,959,187
2,520,000	B	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	2,570,400
225,000	A-	Walt Disney Co., Medium-Term Notes, 5.500% due 12/29/06	225,043
2,290,000	CCC	XM Satellite Radio Inc., Senior Notes, 9.750% due 5/1/14 (a)	2,106,800

		Total Media	82,527,962

Metals & Mining — 0.1%
1,935,000	B-	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15 (a)	2,128,500
1,165,000	B-	RathGibson Inc., Senior Notes, 11.250% due 2/15/14 (a)	1,205,775

		Total Metals & Mining	3,334,275

Multi-Utilities — 0.0%
300,000	A+	Keyspan Gas East Corp., Medium-Term Notes, 6.900% due 1/15/08	304,804
276,000	BBB+	United Utilities PLC, Notes, 6.450% due 4/1/08	278,447

		Total Multi-Utilities	583,251

Multiline Retail — 0.1%
2,150,000	B-	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15 (a)	2,295,125
275,000	A+	Target Corp., Senior Notes, 5.500% due 4/1/07	274,748

		Total Multiline Retail	2,569,873

Office Electronics — 0.2%
3,025,000	B+	Xerox Capital Trust I Exchange Capital Securities, 8.000% due 2/1/27	3,051,469
3,050,000	BB+	Xerox Corp., Senior Notes, 6.400% due 3/15/16	2,893,687

		Total Office Electronics	5,945,156

Oil, Gas & Consumable Fuels — 2.0%
1,780,000	CCC+	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	1,815,600
250,000	A-	Burlington Resources Finance Corp., Senior Notes, 5.600% due 12/1/06	249,904
2,775,000	B	Chaparral Energy Inc., Senior Notes, 8.500% due 12/1/15 (a)	2,775,000

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report         13

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Oil, Gas & Consumable Fuels — 2.0% (continued)
		Chesapeake Energy Corp., Senior Notes:
$4,625,000	BB	6.375% due 6/15/15	$4,312,812
1,750,000	BB	6.500% due 8/15/17	1,605,625
1,425,000	BB	6.250% due 1/15/18	1,307,437
3,250,000	BB-	Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12	3,445,000
205,000	BB-	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15 (a)	201,413
500,000	A-	Conoco Funding Co., 5.450% due 10/15/06	499,627
		El Paso Corp., Medium-Term Notes:
400,000	B	7.375% due 12/15/12	399,000
5,000,000	B	7.800% due 8/1/31	4,881,250
3,550,000	B	7.750% due 1/15/32	3,474,562
3,275,000	B-	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	3,160,375
900,000	B	Houston Exploration Co., Senior Subordinated Notes, 7.000% due 6/15/13	891,000
1,170,000	CCC+	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14 (a)	1,174,387
150,000	A-	Noble Drilling Corp., Senior Notes, 6.950% due 3/15/09	153,753
250,000	A-	Norsk Hydro ASA, Notes, 6.360% due 1/15/09	254,259
2,500,000	B+	OMI Corp., Senior Notes, 7.625% due 12/1/13	2,506,250
1,140,000	B-	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13 (a)	1,140,000
1,400,000	B+	Pogo Producing Co., Senior Subordinated Notes, 6.875% due 10/1/17	1,303,750
1,900,000	B	Quicksilver Resources Inc., Senior Subordinated Notes, 7.125% due 4/1/16	1,790,750
5,000,000	B-	Stone Energy Corp., Senior Subordinated Notes, 6.750% due 12/15/14	5,043,750
300,000	A-	Vintage Petroleum Inc., Senior Notes, 8.250% due 5/1/12	317,456
		Whiting Petroleum Corp., Senior Subordinated Notes:
1,049,000	B	7.250% due 5/1/12	1,012,285
1,375,000	B	7.000% due 2/1/14	1,306,250
		Williams Cos. Inc.:
2,500,000	BB-	Notes, 8.750% due 3/15/32	2,731,250
		Senior Notes:
2,500,000	BB-	7.625% due 7/15/19	2,550,000
2,500,000	BB-	7.750% due 6/15/31	2,475,000
1,800,000	BBB-	XTO Energy Inc., 7.500% due 4/15/12	1,915,744

		Total Oil, Gas & Consumable Fuels	54,693,489

Paper & Forest Products — 0.4%
		Abitibi-Consolidated Inc.:
1,200,000	B+	Notes, 7.750% due 6/15/11	1,107,000
855,000	B+	Senior Notes, 8.375% due 4/1/15	784,463
2,630,000	B	Appleton Papers Inc., Senior Subordinated Notes, Series B, 9.750% due 6/15/14	2,669,450
2,450,000	B+	Boise Cascade, LLC, Senior Subordinated Notes, Series B, 7.125% due 10/15/14	2,180,500

See Notes to Financial Statements.

14          Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Paper & Forest Products — 0.4% (continued)
$1,875,000	B+	Catalyst Paper Corp., Senior Notes, Series D, 8.625% due 6/15/11	$1,837,500
		NewPage Corp.:
90,000	CCC+	Senior Secured Notes, 11.399% due 5/1/12 (b)	98,550
1,080,000	CCC+	Senior Subordinated Notes, 12.000% due 5/1/13	1,123,200

		Total Paper & Forest Products	9,800,663

Personal Products — 0.0%
350,000	AA-	Gillette Co., Notes, 3.500% due 10/15/07	340,619
665,000	B	Playtex Products Inc., Senior Secured Notes, 8.000% due 3/1/11	691,600

		Total Personal Products	1,032,219

Pharmaceuticals — 0.2%
1,878,000	CCC	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	1,786,448
2,675,000	CCC+	Warner Chilcott Corp., 8.750% due 2/1/15	2,768,625
305,000	A	Wyeth, Notes, 4.125% due 3/1/08	298,934

		Total Pharmaceuticals	4,854,007

Real Estate Investment Trusts (REITs) — 0.5%
1,800,000	B	Felcor Lodging LP, Senior Notes, 9.000% due 6/1/11	1,917,000
70,000	BB-	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	70,875
		Host Marriott LP, Senior Notes:
950,000	BB	7.125% due 11/1/13	951,187
940,000	BB	6.750% due 6/1/16 (a)	901,225
5,400,000	BB	Series O, 6.375% due 3/15/15	5,103,000
200,000	BBB	iStar Financial Inc., Senior Notes, Series B, 4.875% due 1/15/09	194,869
3,200,000	BB	Omega Healthcare Investors Inc., Senior Notes, 7.000% due 1/15/16	3,064,000
200,000	A-	Simon Property Group LP, Notes, 6.375% due 11/15/07	200,897
425,000	BB+	Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.500% due 6/1/16	409,594

		Total Real Estate Investment Trusts (REITs)	12,812,647

Real Estate Management & Development — 0.0%
995,000	B	Kimball Hill Inc., Senior Subordinated Notes, 10.500% due 12/15/12	925,350

Road & Rail — 0.1%
200,000	BBB+	Burlington Northern Santa Fe Corp., Notes, 7.875% due 4/15/07	203,188
2,000,000	B-	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes, 9.375% due 5/1/12	2,140,000
906,000	CCC+	Horizon Lines, LLC/Horizon Lines Holding Co., Senior Notes, 9.000% due 11/1/12	924,120

		Total Road & Rail	3,267,308

Semiconductors & Semiconductor Equipment — 0.1%
2,200,000	B-	MagnaChip Semiconductor, Senior Subordinated Notes, 8.000% due 12/15/14	1,837,000

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report         15

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Software — 0.1%
$1,790,000	B-	UGS Capital Corp. II, Senior Notes, 10.380% due 6/1/11 (a)(d)	$1,781,050

Specialty Retail — 0.2%
1,145,000	CCC	Blockbuster Inc., Senior Subordinated Notes, 10.000% due 9/1/12	1,073,438
395,000	CCC+	EPL Finance Corp., Senior Notes, 11.750% due 11/15/13 (a)	453,263
1,955,000	B-	Jafra Cosmetics International Inc., Senior Subordinated Notes, 10.750% due 5/15/11	2,106,512
1,380,000	B-	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	1,297,200

		Total Specialty Retail	4,930,413

Textiles, Apparel & Luxury Goods — 0.2%
		Levi Strauss & Co., Senior Notes:
500,000	B-	12.250% due 12/15/12	555,000
2,850,000	B-	9.750% due 1/15/15	2,864,250
1,200,000	B-	Simmons Bedding Co., Senior Subordinated Notes, 7.875% due 1/15/14	1,128,000
1,875,000	B-	Simmons Co., Senior Discount Notes, step bond to yield 10.002% due 12/15/14	1,256,250

		Total Textiles, Apparel & Luxury Goods	5,803,500

Thrifts & Mortgage Finance — 0.0%
300,000	BBB+	GreenPoint Financial Corp., Senior Notes, 3.200% due 6/6/08	285,919

Tobacco — 0.0%
200,000	BBB	Altria Group Inc., Notes, 7.200% due 2/1/07	201,038

Trading Companies & Distributors — 0.0%
1,340,000	B-	Transdigm Inc., Senior Subordinated Notes, 7.750% due 7/15/14 (a)	1,340,000

Wireless Telecommunication Services — 0.7%
2,500,000	BB-	American Tower Corp., Senior Notes, 7.500% due 5/1/12	2,537,500
		Centennial Communications Corp., Senior Notes:
1,475,000	CCC	10.740% due 1/1/13 (b)	1,511,875
1,875,000	CCC	10.125% due 6/15/13	1,982,812
5,000,000	A	New Cingular Wireless Services Inc., Notes, 8.125% due 5/1/12	5,508,605
1,440,000	CCC	Rural Cellular Corp., Senior Notes, 9.875% due 2/1/10	1,488,600
200,000	A-	Sprint Capital Corp., Notes, 6.000% due 1/15/07	200,294
3,000,000	A-	UbiquiTel Operating Co., Senior Notes, 9.875% due 3/1/11	3,277,500
2,140,000	A-	U.S. Unwired Inc., Second Priority Secured Notes, Series B, 10.000% due 6/15/12	2,386,100

		Total Wireless Telecommunication Services	18,893,286

		TOTAL CORPORATE BONDS & NOTES (Cost — $591,576,594)	583,835,714

See Notes to Financial Statements.

16          Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

ASSET-BACKED SECURITIES — 1.2%
Home Equity — 1.2%
$500,000	A+	ACE Securities Corp., Series 2004-OP1, Class M3, 6.572% due 4/25/34 (b)	$501,273
6,426	BBB+	Aegis Asset-Backed Securities Trust, Series 2004-2N, Class N1, 4.500% due 4/25/34 (a)	6,422
1,000,000	A	Ameriquest Mortgage Securities Inc., Series 2003-12, Class M2, 7.022% due 11/25/33 (b)	1,021,772
3,000,000	A+	Argent Securities Inc., Series 2004-W8, Class M04, 6.622% due 5/25/34 (b)	3,030,752
		Bear Stearns Asset-Backed Securities Inc.:
1,500,000	AA+	Series 2004-HE5, Class M1, 5.892% due 7/25/34 (b)	1,500,901
1,437,255	A+	Series 2005-AC4, Class M2, 5.751% due 7/25/35 (b)	1,442,284
36,818	BBB	Bear Stearns Asset-Backed Securities Inc., Net Interest Margin Trust, Series 2004-HE1N, Class A1, 5.500% due 2/25/34 (a)	36,741
1,900,000	A	Chase Funding Mortgage Loan Asset-Backed, Series 2004-01, Class 2M2, 6.202% due 7/25/33 (b)	1,910,335
206,443	BBB	Cityscape Home Equity Loan Trust, Series 1997-C, Class B1A, 6.775% due 7/25/28 (b)(f)	148,639
		Countrywide Asset-Backed Certificates:
750,000	AA	Series 2003-03, Class M4, 6.722% due 3/25/33 (b)	754,689
38,128	BBB	Series 2004-02N, Class N1, 5.000% due 2/25/35 (a)	37,759
440,000	AA	Series 2004-05, Class M4, 6.572% due 6/25/34 (b)	447,390
1,250,000	AA	Series 2004-BC4, Class M2, 6.172% due 10/25/34 (b)	1,259,114
579,775	A2(c)	CS First Boston Mortgage Securities Corp., Series 2001-HE8, Class M2, 6.872% due 2/25/31 (b)	580,585
85,052	BBB+	Finance America Net Interest Margin Trust, Series 2004-01, Class A, 5.250% due 6/27/34 (a)	43,978
1,000,000	A+	First Franklin Mortgage Loan Asset Backed Certificates, Series 2004-FF2, Class M4, 6.222% due 3/25/34 (b)	1,006,718
54,304	A-	First Franklin Net Interest Margin Trust, Series 2004-FF7A, Class A, 5.000% due 9/27/34 (a)	54,257
		Fremont Home Loan Trust:
1,000,000	A+	Series 2004-01, Class M5, 6.422% due 2/25/34 (b)	1,005,604
1,750,000	A+	Series 2004-B, Class M4, 6.492% due 5/25/34 (b)	1,752,853
500,000	AA	Long Beach Mortgage Loan Trust, Series 2004-06, Class M2, 6.231% due 11/25/34 (b)	503,561
1,000,000	AA+	MASTR Asset-Backed Securities Trust, Series 2004-OPT2, Class M4, 6.081% due 9/25/34 (b)	1,010,454
		Merrill Lynch Mortgage Investors Inc.:
48,065	BBB+	Series 2004-WM2N, Class N1, 4.500% due 12/25/34 (a)	47,350
49,926	BBB-(g)	Series 2005-WM1N, Class N1, 5.000% due 9/25/35 (a)	49,672
1,600,000	A	Morgan Stanley Asset-Backed Securities Capital I, Series 2004-HE4, Class M2, 6.622% due 5/25/34 (b)	1,600,959
		New Century Home Equity Loan Trust:
1,250,000	AA	Series 2001-NC1, Class M2, 6.730% due 6/20/31 (b)	1,251,750
1,000,000	A	Series 2003-04, Class M2, 7.142% due 10/25/33 (b)	1,011,392

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report         17

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Home Equity — 1.2% (continued)
		Novastar Home Equity Loan:
$1,000,000	A+	Series 2004-01, Class M4, 6.297% due 6/25/34 (b)	$1,008,811
1,500,000	A	Series 2004-02, Class M5, 6.822% due 9/25/34 (b)	1,518,350
1,250,000	BBB	Series 2005-02, Class M10, 8.322% due 10/25/35 (b)	1,175,602
		Option One Mortgage Loan Trust:
149,577	A	Series 2002-02, Class M2, 6.806% due 6/25/32 (b)	149,779
950,731	A	Series 2002-4, Class M2, 7.017% due 7/25/32 (b)	952,124
1,300,000	A	Series 2003-04, Class M2, 6.972% due 7/25/33 (b)	1,315,289
750,000	AA	Series 2004-02, Class M2, 6.372% due 5/25/34 (b)	750,453
750,000	A-	Renaissance Home Equity Loan Trust, Series 2003-4, Class M3, 7.222% due 3/25/34 (b)	758,819
797,351	Aaa(c)	SACO I Trust, Series 2005-2, Class A, 5.522% due 4/25/35 (a)(b)	797,727
		Sail Net Interest Margin Notes:
		Series 2003-BC2A:
141,210	Baa2(c)	Class A, 7.750% due 4/27/33 (a)	49,015
4,550,000	C(g)	Class B, 7.750% due 4/25/33 (a)	835,931
36,646	BBB	Series 2004-2A, Class A, 5.500% due 3/27/34 (a)	25,997
218,785	Ba2(c)	Saxon Asset Securities Trust, Series 1999-3, Class BF1A, 8.640% due 12/25/32	192,394
115,518	BBB	Sharp SP I LLC, Net Interest Margin Trust, Series 2005-HE1N, 5.190% due 2/25/35 (a)	114,984
2,000,000	A	Structured Asset Investment Loan Trust, Series 2003-BC10, Class M2, 7.172% due 10/25/33 (b)	2,010,776
268,188	Aa2(c)	WMC Mortgage Loan Pass-Thru Certificates, Series 1999-A, Class M2, 7.448% due 10/15/29 (b)	268,592

		TOTAL ASSET-BACKED SECURITIES (Cost — $37,435,939)	33,941,847

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.5%
380,000	AA-	American Home Mortgage Investment Trust, Series 2005-4, Class M3, 6.122% due 11/25/45 (b)	380,112
327,006	AAA	Commercial Mortgage Pass-Through Certificates, Series 2003-FL9, Class E, 6.198% due 11/15/15 (a)(b)	327,568
		Federal Home Loan Mortgage Corp. (FHLMC):
167,522	AAA	Series 2764, Class DT, 5.999% due 3/15/34 (b)	151,802
651,630	AAA	Series 2780, Class SL, PAC, 6.000% due 4/15/34 (b)	636,290
1,475,006	A+	Impac CMB Trust, Series 2004-04, Class 2M2, 6.822% due 9/25/34 (b)	1,487,363
		MLCC Mortgage Investors Inc.:
655,816	AA-	Series 2004-A, Class B2, 6.001% due 4/25/29 (b)	657,924
663,311	AA-	Series 2004-B, Class B2, 5.961% due 5/25/29 (b)	667,731
1,458,387	CCC	Sasco Net Interest Margin Trust, Series 2003-12XS, Class A, 7.500% due 4/28/33 (a)	12,396
		Structured Asset Securities Corp.:
886,851	AA	Series 1998-2, Class M1, 6.422% due 2/25/28 (b)	890,248
393,793	AA(g)	Series 1998-3, Class M1, 6.322% due 3/25/28 (b)	394,198
7,100,000	AAA	Washington Mutual Inc., Series 2006-AR6, Class 2A1, 5.997% due 8/25/36 (b)	7,088,901

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $14,141,146)	12,694,533

See Notes to Financial Statements.

18          Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

CONVERTIBLE BONDS & NOTES — 11.0%
Airlines — 0.5%
$8,000,000	CCC+	Continental Airlines Inc., Series B, 4.500% due 2/1/07	$7,940,000
8,000,000	B-	JetBlue Airways Corp., 3.500% due 7/15/33	7,190,000

		Total Airlines	15,130,000

Biotechnology — 4.1%
		BioMarin Pharmaceuticals Inc.:
1,675,000	CCC	2.500% due 3/29/13	1,855,062
		Subordinated Notes:
15,700,000	CCC	3.500% due 6/15/08	16,681,250
6,000,000	CCC	3.500% due 6/15/08 (a)	6,375,000
15,000,000	NR	Enzon Pharmaceuticals Inc., Subordinated Notes, 4.500% due 7/1/08	14,456,250
6,000,000	BBB	Genzyme Corp., Senior Notes, 1.250% due 12/1/23	6,262,500
16,000,000	NR	Incyte Corp., 3.500% due 2/15/11	12,340,000
		InterMune Inc.:
4,720,000	NR	0.250% due 3/1/11	4,218,500
5,280,000	NR	Senior Notes, 0.250% due 3/1/11 (a)	4,719,000
1,410,000	NR	Invitrogen Corp., Senior Notes, 1.500% due 2/15/24	1,187,925
10,000,000	NR	Isis Pharmaceuticals Inc., 5.500% due 5/1/09	9,350,000
12,000,000	NR	Nektar Therapeutics, 3.500% due 10/17/07	11,775,000
16,000,000	B-	NPS Pharmaceuticals Inc., Senior Notes, 3.000% due 6/15/08	13,640,000
15,000,000	NR	Oscient Pharmaceutical Corp., 3.500% due 4/15/11	9,993,750

		Total Biotechnology	112,854,237

Communications Equipment — 2.3%
45,000,000	B	Ciena Corp., Senior Notes, 3.750% due 2/1/08	43,256,250
7,000,000	B-	Nortel Networks Corp., Senior Notes, 4.250% due 9/1/08	6,632,500
9,100,000	NR	SafeNet Inc., 2.500% due 12/15/10 (a)	7,939,750
7,000,000	NR	UTStarcom Inc., 0.875% due 3/1/08	6,011,250

		Total Communications Equipment	63,839,750

Computers & Peripherals — 0.1%
4,000,000	CCC+	Silicon Graphics Inc., Senior Notes, 6.500% due 6/1/09 (e)	2,940,000

Diversified Telecommunication Services — 0.6%
6,925,000	CCC-	Level 3 Communications Inc., Subordinated Notes, 6.000% due 3/15/10	5,773,719
10,000,000	CCC	Logix Communications Enterprises, 1.500% due 10/1/25	10,012,500

		Total Diversified Telecommunication Services	15,786,219

Electrical Equipment — 0.1%
5,500,000	CCC+	GrafTech International Ltd, Senior Debentures, 1.625% due 1/15/24	3,973,750

Life Sciences Tools & Services — 0.1%
4,500,000	B-	SFBC International Inc., Senior Notes, 2.250% due 8/15/24	3,841,875

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report         19

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Media — 1.3%
		Charter Communications Inc., Senior Notes, Class A Shares:
$11,230,000	CCC-	5.875% due 11/16/09	$8,380,387
2,770,000	CCC-	5.875% due 11/16/09 (a)	2,067,113
17,000,000	BB+	Liberty Media Corp., Senior Debentures, 4.000% due 11/15/29 (h)	10,540,000
15,000,000	B	Mediacom Communications Corp., Senior Notes, 5.250% due 7/1/06	15,000,000

		Total Media	35,987,500

Real Estate Investment Trusts (REITs) — 0.5%
10,000,000	BB	Host Marriott LP, 3.250% due 4/15/24 (a)	13,300,000

Semiconductors & Semiconductor Equipment — 0.1%
1,655,000	CCC	Amkor Technology Inc., 2.500% due 5/15/11	1,532,944

Software — 0.7%
4,000,000	NR	BEA Systems Inc., Subordinated Notes, 4.000% due 12/15/06	3,975,000
7,480,000	NR	Manugistics Group Inc., Subordinated Notes, 5.000% due 11/1/07	7,470,650
8,000,000	NR	Mentor Graphics Corp., 6.250% due 3/1/26 (a)	8,760,000

		Total Software	20,205,650

Specialty Retail — 0.6%
12,000,000	B-	Pier 1 Imports Inc., 6.375% due 2/15/36 (a)	10,995,000
6,250,000	A-	TJX Co. Inc., zero coupon bond to yield 1.443% due 2/13/21	4,984,375

		Total Specialty Retail	15,979,375

		TOTAL CONVERTIBLE BONDS & NOTES (Cost — $309,112,816)	305,371,300

MORTGAGE-BACKED SECURITIES — 4.6%
FHLMC — 1.2%
		Federal Home Loan Mortgage Corp. (FHLMC):
15,187,558		5.126% due 6/1/35 (b)(i)	14,911,700
		Gold:
2,023,670		7.000% due 6/1/17	2,071,314
188,612		8.500% due 9/1/25	202,500
13,667,100		6.000% due 2/1/26-2/1/36	13,516,473
1,496,698		6.500% due 8/1/29	1,513,536

		Total FHLMC	32,215,523

FNMA — 3.4%
		Federal National Mortgage Association (FNMA):
1,613,392		8.000% due 12/1/12	1,652,978
5,273,948		5.500% due 1/1/14-4/1/35	5,090,263
3,644,887		7.000% due 3/15/15-6/1/32	3,746,199
14,626,333		5.641% due 4/1/36 (b)(i)	14,677,525
33,500,000		5.000% due 7/13/36 (j)(k)	31,322,500
38,000,000		6.500% due 7/13/36 (j)(k)	38,201,856

		Total FNMA	94,691,321

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $128,524,706)	126,906,844

See Notes to Financial Statements.

20          Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

SOVEREIGN BOND — 0.0%
Canada — 0.0%
$300,000	AA	Province of Ontario, 3.282% due 3/28/08 (Cost — $294,601)	$288,634

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 0.2%
U.S. Government Obligations — 0.2%
		U.S. Treasury Notes:
1,225,000		4.875% due 4/30/08	1,218,732
500,000		4.500% due 2/15/09	492,246
4,980,000		4.500% due 11/15/15	4,745,009
160,000		4.500% due 2/15/36	143,513

		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $6,608,819)	6,599,500

Shares
COMMON STOCKS — 53.0%
CONSUMER DISCRETIONARY — 6.1%
Hotels, Restaurants & Leisure — 0.9%
50,800		Ctrip.com International Ltd., ADR	2,593,340
493,900		McDonald’s Corp.	16,595,040
140,000		OSI Restaurant Partners Inc.	4,844,000

		Total Hotels, Restaurants & Leisure	24,032,380

Household Durables — 0.8%
115,000		Fortune Brands Inc.	8,166,150
1,839,865		Home Interiors of Gifts Inc. (f)(l)*	18,398
367,200		Newell Rubbermaid Inc.	9,484,776
202,000		Toll Brothers Inc.*	5,165,140

		Total Household Durables	22,834,464

Leisure Equipment & Products — 0.1%
115,000		Marvel Entertainment Inc.*	2,300,000

Media — 3.2%
90,000		Cablevision Systems Corp., New York Group, Class A Shares	1,930,500
85,000		Clear Channel Communications Inc.	2,630,750
464,800		EchoStar Communications Corp., Class A Shares*	14,320,488
290,000		Interpublic Group of Cos. Inc.*	2,421,500
174,257		Liberty Global Inc., Series A Shares*	3,746,526
454,306		Liberty Global Inc., Series C Shares*	9,345,074
9,324		Liberty Media Holding Corp. — Capital Group, Series A Shares*	781,072
46,623		Liberty Media Holding Corp. — Interactive Group, Series A Shares*	804,713
661,200		News Corp., Class B Shares	13,343,016
715,600		NTL Inc.	17,818,440
49,300		R.H. Donnelley Corp.	2,665,651
100,000		Regal Entertainment Group, Class A Shares	2,032,000
993,700		SES Global SA, FDR	14,158,273
225,000		Time Warner Inc.	3,892,500

		Total Media	89,890,503

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report         21

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Shares	Security	Value

Specialty Retail — 1.1%
250,000	Bed Bath & Beyond Inc.*	$8,292,500
460,000	Home Depot Inc.	16,463,400
275,000	Urban Outfitters Inc.*	4,809,750

	Total Specialty Retail	29,565,650

	TOTAL CONSUMER DISCRETIONARY	168,622,997

CONSUMER STAPLES — 4.0%
Food & Staples Retailing — 1.7%
608,300	Kroger Co.	13,297,438
280,400	Sysco Corp.	8,569,024
501,200	Wal-Mart Stores Inc.	24,142,804

	Total Food & Staples Retailing	46,009,266

Food Products — 0.7%
112,400	Kellogg Co.	5,443,532
260,000	McCormick & Co. Inc., Non Voting Shares	8,723,000
100,000	Wm. Wrigley Jr. Co.	4,536,000
25,000	Wm. Wrigley Jr. Co., Class B Shares	1,132,500

	Total Food Products	19,835,032

Household Products — 0.8%
221,000	Kimberly-Clark Corp.	13,635,700
123,875	Procter & Gamble Co.	6,887,450

	Total Household Products	20,523,150

Tobacco — 0.8%
305,000	Altria Group Inc.	22,396,150

	TOTAL CONSUMER STAPLES	108,763,598

ENERGY — 6.3%
Energy Equipment & Services — 2.2%
135,200	Cameron International Corp.*	6,458,504
373,600	ENSCO International Inc.	17,193,072
145,000	GlobalSantaFe Corp.	8,373,750
178,500	Halliburton Co.	13,246,485
60,000	National-Oilwell Varco Inc.*	3,799,200
387,000	Pride International Inc.*	12,086,010

	Total Energy Equipment & Services	61,157,021

Oil, Gas & Consumable Fuels — 4.1%
112,400	ConocoPhillips	7,365,572
234,800	Marathon Oil Corp.	19,558,840
287,900	Nexen Inc.	16,277,866
348,400	OPTI Canada Inc.*	7,139,856
81,200	Suncor Energy Inc.	6,578,012
688,800	Total SA, Sponsored ADR	45,130,176

See Notes to Financial Statements.

22          Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Shares	Security	Value

Oil, Gas & Consumable Fuels — 4.1% (continued)
442,600	Williams Cos. Inc.	$10,339,136

	Total Oil, Gas & Consumable Fuels	112,389,458

	TOTAL ENERGY	173,546,479

FINANCIALS — 14.6%
Capital Markets — 0.6%
20,000	Goldman Sachs Group Inc.	3,008,600
50,000	Lehman Brothers Holdings Inc.	3,257,500
143,200	Merrill Lynch & Co. Inc.	9,960,992

	Total Capital Markets	16,227,092

Commercial Banks — 0.7%
279,700	Wells Fargo & Co.	18,762,276

Consumer Finance — 1.9%
410,900	American Express Co.	21,868,098
375,504	Capital One Financial Corp.	32,086,817

	Total Consumer Finance	53,954,915

Diversified Financial Services — 0.7%
188,948	Bank of America Corp.	9,088,399
246,180	JPMorgan Chase & Co.	10,339,560

	Total Diversified Financial Services	19,427,959

Insurance — 1.9%
175,200	AFLAC Inc.	8,120,520
50	Berkshire Hathaway Inc., Class A Shares*	4,582,950
304,800	Chubb Corp.	15,209,520
634,100	Marsh & McLennan Cos. Inc.	17,050,949
185,000	St. Paul Travelers Cos. Inc.	8,247,300

	Total Insurance	53,211,239

Real Estate Investment Trusts (REITs) — 7.2%
58,000	Alexandria Real Estate Equities Inc.	5,143,440
240,600	AMB Property Corp.	12,162,330
19,500	American Financial Realty Trust	188,760
5,100	Apartment Investment and Management Co., Class A Shares	221,595
142,600	Archstone-Smith Trust	7,254,062
46,900	Ashford Hospitality Trust Inc.	591,878
107,700	Avalonbay Communities Inc.	11,913,774
121,600	BioMed Realty Trust Inc.	3,640,704
53,400	Boston Properties Inc.	4,827,360
55,000	BRE Properties Inc., Class A Shares	3,025,000
50,000	Developers Diversified Realty Corp.	2,609,000
85,000	Duke Realty Corp.	2,987,750
169,600	Equity Office Properties Trust	6,192,096
163,200	Equity Residential	7,299,936
108,400	Federal Realty Investment Trust	7,588,000
221,927	General Growth Properties Inc.	10,000,030

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report         23

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Shares	Security	Value

Real Estate Investment Trusts (REITs) — 7.2% (continued)
57,500	Global Signal Inc.	$2,663,400
124,700	Gramercy Capital Corp.	3,229,730
26,500	Heritage Property Investment Trust	925,380
89,300	Highwoods Properties Inc.	3,230,874
519,395	Host Marriott Corp.	11,359,169
123,000	iStar Financial Inc.	4,643,250
100,000	Kimco Realty Corp.	3,649,000
30,000	Macerich Co.	2,106,000
29,000	Pan Pacific Retail Properties Inc.	2,011,730
278,100	ProLogis	14,494,572
155,300	PS Business Parks Inc.	9,162,700
63,400	Public Storage Inc.	4,812,060
105,227	Reckson Associates Realty Corp.	4,354,293
74,000	Regency Centers Corp.	4,599,100
151,000	Republic Property Trust	1,491,880
115,600	Simon Property Group Inc.	9,587,864
172,277	SL Green Realty Corp.	18,859,163
110,000	Vornado Realty Trust	10,730,500

	Total Real Estate Investment Trusts (REITs)	197,556,380

Thrifts & Mortgage Finance — 1.6%
292,000	Freddie Mac	16,646,920
285,000	Golden West Financial Corp.	21,147,000
488,000	Hudson City Bancorp Inc.	6,505,040

	Total Thrifts & Mortgage Finance	44,298,960

	TOTAL FINANCIALS	403,438,821

HEALTH CARE — 7.7%
Biotechnology — 1.9%
233,000	Amgen Inc.*	15,198,590
160,400	CV Therapeutics Inc.*	2,240,788
385,000	Cytori Therapeutics Inc.*	2,768,150
55,500	Genentech Inc.*	4,539,900
87,100	Genzyme Corp.*	5,317,455
169,100	InterMune Inc.*	2,781,695
91,100	Invitrogen Corp.*	6,018,977
195,200	PDL BioPharma Inc.*	3,593,632
288,330	Vertex Pharmaceuticals Inc.*	10,584,594

	Total Biotechnology	53,043,781

Health Care Equipment & Supplies — 0.6%
498,300	Boston Scientific Corp.*	8,391,372
201,300	DJ Orthopedics Inc.*	7,413,879

	Total Health Care Equipment & Supplies	15,805,251

Health Care Providers & Services — 1.9%
180,000	Aetna Inc.	7,187,400
181,000	Coventry Health Care Inc.*	9,944,140

See Notes to Financial Statements.

24          Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Shares	Security	Value

Health Care Providers & Services — 1.9% (continued)
168,800	DaVita Inc.*	$8,389,360
233,450	UnitedHealth Group Inc.	10,453,891
234,300	WellPoint Inc.*	17,050,011

	Total Health Care Providers & Services	53,024,802

Pharmaceuticals — 3.3%
333,000	Abbott Laboratories	14,522,130
85,936	GlaxoSmithKline PLC, Sponsored ADR	4,795,229
281,100	Novartis AG, Sponsored ADR	15,156,912
446,600	Pfizer Inc.	10,481,702
118,300	Sanofi-Aventis	11,534,252
126,100	Sanofi-Aventis, ADR	6,141,070
504,400	Schering-Plough Corp.	9,598,732
79,600	Sepracor Inc.*	4,548,344
100,000	Teva Pharmaceutical Industries Ltd., Sponsored ADR	3,159,000
230,200	Wyeth	10,223,182

	Total Pharmaceuticals	90,160,553

	TOTAL HEALTH CARE	212,034,387

INDUSTRIALS — 4.1%
Aerospace & Defense — 1.8%
417,700	Boeing Co.	34,213,807
359,400	Raytheon Co.	16,018,458

	Total Aerospace & Defense	50,232,265

Building Products — 0.2%
214,000	Masco Corp.	6,342,960

Commercial Services & Supplies — 0.2%
76,100	Avery Dennison Corp.	4,418,366
66,600	IHS Inc., Class A Shares*	1,973,358

	Total Commercial Services & Supplies	6,391,724

Industrial Conglomerates — 1.2%
991,900	General Electric Co.	32,693,024

Machinery — 0.6%
55,000	Deere & Co.	4,591,950
136,200	Parker Hannifin Corp.	10,569,120

	Total Machinery	15,161,070

Trading Companies & Distributors — 0.1%
48,200	MSC Industrial Direct Co. Inc., Class A Shares	2,292,874

	TOTAL INDUSTRIALS	113,113,917

INFORMATION TECHNOLOGY — 4.5%
Communications Equipment — 1.4%
377,928	ADC Telecommunications Inc.*	6,371,866
323,000	Cisco Systems Inc.*	6,308,190

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report         25

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Shares	Security	Value

Communications Equipment — 1.4% (continued)
494,500	Comverse Technology Inc.*	$9,776,265
394,500	Juniper Networks Inc.*	6,308,055
73,700	MasTec Inc.*	973,577
475,800	Nokia Oyj, Sponsored ADR	9,639,708

	Total Communications Equipment	39,377,661

Computers & Peripherals — 0.3%
2,370,000	Sun Microsystems Inc.*	9,835,500

Electronic Equipment & Instruments — 0.0%
7,900	Dolby Laboratories Inc., Class A Shares*	184,070

Internet Software & Services — 0.6%
382,200	Digitas Inc.*	4,441,164
161,700	Jupitermedia Corp.*	2,102,100
147,000	Openwave Systems Inc.*	1,696,380
435,000	RealNetworks Inc.*	4,654,500
139,600	SINA Corp.*	3,487,208

	Total Internet Software & Services	16,381,352

IT Services — 0.4%
160,000	MasterCard Inc., Class A*	7,680,000
119,500	Wright Express Corp.*	3,434,430

	Total IT Services	11,114,430

Semiconductors & Semiconductor Equipment — 0.4%
178,800	Advanced Micro Devices Inc.*	4,366,296
284,100	ASML Holding NV, NY Registered Shares*	5,744,502

	Total Semiconductors & Semiconductor Equipment	10,110,798

Software — 1.4%
331,500	Adobe Systems Inc.*	10,064,340
1,186,600	Microsoft Corp.	27,647,780

	Total Software	37,712,120

	TOTAL INFORMATION TECHNOLOGY	124,715,931

MATERIALS — 1.7%
Chemicals — 1.0%
278,600	Air Products & Chemicals Inc.	17,808,112
7,220	Arkema, Sponsored ADR*	281,666
212,600	E.I. du Pont de Nemours & Co.	8,844,160

	Total Chemicals	26,933,938

Metals & Mining — 0.7%
339,000	Barrick Gold Corp.	10,034,400
348,200	Compass Minerals International Inc.	8,687,590

	Total Metals & Mining	18,721,990

	TOTAL MATERIALS	45,655,928

See Notes to Financial Statements.

26          Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Shares	Security	Value

TELECOMMUNICATION SERVICES — 2.2%
Diversified Telecommunication Services — 0.5%
108,500	Citizens Communications Co.	$1,415,925
223,574	Embarq Corp.*	9,164,298
141,900	PanAmSat Holding Corp.	3,544,662
38,400	Time Warner Telecom Inc., Class A Shares*	570,240

	Total Diversified Telecommunication Services	14,695,125

Wireless Telecommunication Services — 1.7%
227,100	ALLTEL Corp.	14,495,793
284,570	American Tower Corp., Class A Shares*	8,855,819
448,700	Dobson Communications Corp., Class A Shares*	3,468,451
906,486	Sprint Nextel Corp.	18,120,655
172,941	WiderThan Co., Ltd., ADR*	1,779,563

	Total Wireless Telecommunication Services	46,720,281

	TOTAL TELECOMMUNICATION SERVICES	61,415,406

UTILITIES — 1.8%
Electric Utilities — 0.4%
100,000	Entergy Corp.	7,075,000
125,000	ITC Holdings Corp.	3,322,500

	Total Electric Utilities	10,397,500

Independent Power Producers & Energy Traders — 0.7%
280,000	Mirant Corp.*	7,504,000
106,900	NRG Energy Inc.*	5,150,442
124,400	TXU Corp.	7,437,876

	Total Independent Power Producers & Energy Traders	20,092,318

Multi-Utilities — 0.7%
409,000	Sempra Energy	18,601,320

	TOTAL UTILITIES	49,091,138

	TOTAL COMMON STOCKS (Cost — $1,162,778,560)	1,460,398,602

CONVERTIBLE PREFERRED STOCKS — 0.8%
CONSUMER DISCRETIONARY — 0.2%
Hotels, Restaurants & Leisure — 0.2%
250,000	Six Flags Inc., 7.250%	5,400,000

ENERGY — 0.1%
Energy Equipment & Services — 0.1%
50,000	Hanover Compressor Capital Trust, 7.250% due 12/15/29	2,812,500

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report         27

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Shares	Security	Value

FINANCIALS — 0.5%
Real Estate Investment Trusts (REITs) — 0.3%
105,000	Simon Property Group Inc., 6.000% due 12/31/49	$7,192,500

Thrifts & Mortgage Finance — 0.2%
155,000	Sovereign Capital Trust IV, 4.375% due 3/1/34	7,052,500

	TOTAL FINANCIALS	14,245,000

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $21,406,917)	22,457,500

PREFERRED STOCKS — 0.1%
CONSUMER DISCRETIONARY — 0.1%
Media — 0.1%
1,302	Spanish Broadcasting System Inc., Series B, 10.750% (d)	1,448,475

ENERGY — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
1,970	Chesapeake Energy Corp., 6.250%	511,481

	TOTAL PREFERRED STOCKS (Cost — $1,815,629)	1,959,956

Contracts
PURCHASED OPTION — 0.4%
3,800	S&P 500 Index, Put @ 1,275, expires 9/06 (Cost — $9,979,885)	10,070,000

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $2,283,675,612)	2,564,524,430

See Notes to Financial Statements.

28          Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Security	Value
SHORT-TERM INVESTMENTS — 8.0%
Repurchase Agreements — 8.0%
$131,505,000	Interest in $457,185,000 joint tri-party repurchase agreement dated 6/30/06 with Merrill Lynch, Pierce, Fenner & Smith Inc., 5.200% due 7/3/06; Proceeds at maturity — $131,561,986; (Fully collateralized by U.S. Treasury Note, 4.125% due 8/15/08; Market value — $134,135,259)	$131,505,000
88,334,000	Merrill Lynch, Pierce, Fenner & Smith Inc. repurchase agreement dated 6/30/06, 5.150% due 7/3/06; Proceeds at maturity — $88,371,910; (Fully collateralized by U.S. government agency obligations, 2.350% to 2.625% due 1/19/07 to 4/5/07; Market value — $90,101,685) (i)	88,334,000

	Total Repurchase Agreements (Cost — $219,839,000)	219,839,000

U.S. Government Agency — 0.0%
300,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.077% due 9/25/06 (m)(n) (Cost — $296,424)	296,356

	TOTAL SHORT-TERM INVESTMENTS (Cost — $220,135,424)	220,135,356

	TOTAL INVESTMENTS — 101.0% (Cost — $2,503,811,036#)	2,784,659,786
	Liabilities in Excess of Other Assets — (1.0)%	(26,528,276)

	TOTAL NET ASSETS — 100.0%	$2,758,131,510

*	Non-income producing security.
‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2006.
(c)	Rating by Moody’s Investors Service.
(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(e)	Security is currently in default.
(f)	Illiquid security.
(g)	Rating by Fitch Ratings Service.
(h)	Convertible bonds are exchangeable for common stock of Sprint Nextel Corp.
(i)	All or a portion of this security is segregated for open futures contracts, extended settlements, TBA’s and mortgage dollar rolls.
(j)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).
(k)	All or a portion of this security was acquired under mortgage dollar roll agreement (See Notes 1 and 3).
(l)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).
(m)	Rate shown represents yield to maturity.
(n)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

See pages 30 and 31 for definitions of ratings.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
FDR	— Fiduciary Depositary Receipt
MASTR	— Mortgage Asset Securitization Transactions Inc.
PAC	— Planned Amortization Cost

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report         29

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” are generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

30          Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report

Bond Ratings (unaudited) (continued)

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report          31

Statement of Assets and Liabilities (June 30, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $2,503,811,036)	$2,784,659,786
Foreign currency, at value (Cost — $740,930)	775,732
Cash	873
Receivable for securities sold	42,889,780
Dividends and interest receivable	19,087,928
Receivable for Fund shares sold	2,886,317
Principal paydown receivable	160,497
Prepaid expenses	81,765

Total Assets	2,850,542,678

LIABILITIES:
Payable for securities purchased	87,291,252
Investment management fee payable	1,637,130
Payable for Fund shares repurchased	1,480,218
Distributions payable	1,196,078
Distribution fees payable	532,645
Payable to broker — variation margin on open futures contracts	37,859
Deferred compensation payable	29,176
Deferred dollar roll income	22,695
Trustees’ fees payable	1,137
Accrued expenses	182,978

Total Liabilities	92,411,168

Total Net Assets	$2,758,131,510

NET ASSETS:
Par value (Note 6)	$159,588
Paid-in capital in excess of par value	2,439,989,314
Undistributed net investment income	3,551,044
Accumulated net realized gain on investments and foreign currency transactions	33,529,005
Net unrealized appreciation on investments, futures contracts and foreign currencies	280,902,559

Total Net Assets	$2,758,131,510

Shares Outstanding:
Class A	99,867,516

Class B	33,055,156

Class C	26,494,714

Class Y	170,760

Net Asset Value:
Class A (and redemption price)	$17.33

Class B *	$17.19

Class C *	$17.23

Class Y (and redemption price)	$17.57

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$18.24

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

32          Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report

Statement of Operations (For the six months ended June 30, 2006) (unaudited)

INVESTMENT INCOME:
Interest	$44,972,030
Dividends	13,745,602
Income from securities lending	1,386
Less: Foreign taxes withheld	(316,909)

Total Investment Income	58,402,109

EXPENSES:
Investment management fee (Note 2)	9,975,768
Distribution fees (Note 4)	6,630,878
Transfer agent fees (Note 4)	1,043,696
Shareholder reports (Note 4)	115,623
Registration fees	81,818
Insurance	29,009
Custody fees	27,945
Legal fees	24,751
Audit and tax	20,046
Trustees’ fees	13,328
Miscellaneous expenses	4,112

Total Expenses	17,966,974
Less: Fee waivers and/or expense reimbursements (Notes 2 and 8)	(391,095)

Net Expenses	17,575,879

Net Investment Income	40,826,230

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	94,358,135
Foreign currency transactions	(1,555)

Net Realized Gain	94,356,580

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(65,572,720)
Futures contracts	17,246
Foreign currencies	36,285

Change in Net Unrealized Appreciation/Depreciation	(65,519,189)

Increase From Payment by Affiliate (Note 2)	15,000

Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	28,852,391

Increase in Net Assets From Operations	$69,678,621

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report         33

Statements of Changes in Net Assets

For the six months ended June 30, 2006 (unaudited) and the year ended December 31, 2005

	2006	2005
OPERATIONS:
Net investment income	$40,826,230	$72,489,136
Net realized gain	94,356,580	56,147,622
Change in net unrealized appreciation/depreciation	(65,519,189)	39,912,977
Payment by affiliate	15,000	—

Increase in Net Assets From Operations	69,678,621	168,549,735

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(38,325,998)	(73,952,192)

Decrease in Net Assets From Distributions to Shareholders	(38,325,998)	(73,952,192)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	332,403,555	612,851,185
Reinvestment of distributions	31,089,143	58,814,697
Cost of shares repurchased	(310,784,590)	(489,732,890)

Increase in Net Assets From Fund Share Transactions	52,708,108	181,932,992

Increase in Net Assets	84,060,731	276,530,535
NET ASSETS:
Beginning of period	2,674,070,779	2,397,540,244

End of period*	$2,758,131,510	$2,674,070,779

* Includes undistributed net investment income of:	$3,551,044	$1,050,812

See Notes to Financial Statements.

34          Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares(1)	2006(2)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$17.12		$16.50	$15.55	$11.99	$14.56	$16.19

Income (Loss) From Operations:
Net investment income	0.28		0.53	0.54	0.62	0.64	0.70
Net realized and unrealized gain (loss)	0.19		0.62	0.94	3.60	(2.55)	(1.27)

Total Income (Loss) From Operations	0.47		1.15	1.48	4.22	(1.91)	(0.57)

Less Distributions From:
Net investment income	(0.26)		(0.53)	(0.53)	(0.63)	(0.66)	(0.78)
Net realized gains	—		—	—	—	—	(0.28)
Return of capital	—		—	—	(0.03)	—	—

Total Distributions	(0.26)		(0.53)	(0.53)	(0.66)	(0.66)	(1.06)

Net Asset Value, End of Period	$17.33		$17.12	$16.50	$15.55	$11.99	$14.56

Total Return(3)	2.76	%(4)	7.11%	9.75%	36.17%	(13.25)%	(3.65)%

Net Assets, End of Period (millions)	$1,730		$1,602	$1,356	$1,086	$716	$879

Ratios to Average Net Assets:
Gross expenses	1.06	%(5)	1.13%	1.12%	1.12%	1.15%	1.08%
Net expenses	1.04	(5)(6)	1.13	1.09 (6)	1.12	1.15	1.08
Net investment income	3.22	(5)	3.17	3.41	4.60	4.95	4.50

Portfolio Turnover Rate	86	%(7)	49%	66%	77%	77%	85%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	The Investment Manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 90% for the period ended June 30, 2006.

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report         35

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares(1)	2006(2)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$16.99		$16.38	$15.45	$11.90	$14.44	$16.05

Income (Loss) From Operations:
Net investment income	0.23		0.43	0.45	0.55	0.56	0.60
Net realized and unrealized gain (loss)	0.19		0.63	0.93	3.58	(2.52)	(1.24)

Total Income (Loss) From Operations	0.42		1.06	1.38	4.13	(1.96)	(0.64)

Less Distributions From:
Net investment income	(0.22)		(0.45)	(0.45)	(0.55)	(0.58)	(0.69)
Net realized gains	—		—	—	—	—	(0.28)
Return of capital	—		—	—	(0.03)	—	—

Total Distributions	(0.22)		(0.45)	(0.45)	(0.58)	(0.58)	(0.97)

Net Asset Value, End of Period	$17.19		$16.99	$16.38	$15.45	$11.90	$14.44

Total Return(3)	2.44	%(4)	6.60%	9.16%	35.56%	(13.69)%	(4.14)%

Net Assets, End of Period (millions)	$568		$599	$620	$612	$474	$745

Ratios to Average Net Assets:
Gross expenses	1.60	%(5)	1.66%	1.63%	1.63%	1.63%	1.62%
Net expenses	1.58	(5)(6)	1.66	1.61 (6)	1.63	1.63	1.62
Net investment income	2.67	(5)	2.63	2.88	4.11	4.40	3.94

Portfolio Turnover Rate	86	%(7)	49%	66%	77%	77%	85%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	The Investment Manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 90% for the period ended June 30, 2006.

See Notes to Financial Statements.

36          Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class C Shares(1)	2006(2)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$17.02		$16.42	$15.50	$11.94	$14.48	$16.08

Income (Loss) From Operations:
Net investment income	0.21		0.39	0.41	0.50	0.54	0.56
Net realized and unrealized gain (loss)	0.20		0.62	0.93	3.60	(2.54)	(1.24)

Total Income (Loss) From Operations	0.41		1.01	1.34	4.10	(2.00)	(0.68)

Less Distributions From:
Net investment income	(0.20)		(0.41)	(0.42)	(0.51)	(0.54)	(0.64)
Net realized gains	—		—	—	—	—	(0.28)
Return of capital	—		—	—	(0.03)	—	—

Total Distributions	(0.20)		(0.41)	(0.42)	(0.54)	(0.54)	(0.92)

Net Asset Value, End of Period	$17.23		$17.02	$16.42	$15.50	$11.94	$14.48

Total Return(3)	2.37	%(4)	6.29%	8.83%	35.17%	(13.90)%	(4.35)%

Net Assets, End of Period (millions)	$457		$445	$392	$289	$100	$95

Ratios to Average Net Assets:
Gross expenses	1.83	%(5)	1.93%	1.90%	1.89%	1.91%	1.88%
Net expenses	1.79	(5)(6)	1.93	1.88 (6)	1.89	1.91	1.88
Net investment income	2.46	(5)	2.37	2.63	3.69	4.24	3.73

Portfolio Turnover Rate	86	%(7)	49%	66%	77%	77%	85%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	The Investment Manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 90% for the period ended June 30, 2006.

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report         37

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares(1)	2006(2)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$17.37		$16.72	$15.72	$12.12	$14.71	$16.36

Income (Loss) From Operations:
Net investment income	0.31		0.59	0.60	0.68	0.70	0.75
Net realized and unrealized gain (loss)	0.18		0.64	0.98	3.63	(2.58)	(1.28)

Total Income (Loss) From Operations	0.49		1.23	1.58	4.31	(1.88)	(0.53)

Less Distributions From:
Net investment income	(0.29)		(0.58)	(0.58)	(0.68)	(0.71)	(0.84)
Net realized gains	—		—	—	—	—	(0.28)
Return of capital	—		—	—	(0.03)	—	—

Total Distributions	(0.29)		(0.58)	(0.58)	(0.71)	(0.71)	(1.12)

Net Asset Value, End of Period	$17.57		$17.37	$16.72	$15.72	$12.12	$14.71

Total Return(3)	2.83	%(4)	7.53%	10.32%	36.62%	(12.90)%	(3.33)%

Net Assets, End of Period (millions)	$3		$3	$3	$81	$67	$78

Ratios to Average Net Assets:
Gross expenses	0.76	%(5)	0.79%	0.77%	0.77%	0.77%	0.77%
Net expenses	0.75	(5)(6)	0.79	0.76 (6)	0.77	0.77	0.77
Net investment income	3.50	(5)	3.50	3.58	4.99	5.33	4.80

Portfolio Turnover Rate	86	%(7)	49%	66%	77%	77%	85%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	The Investment Manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 90% for the period ended June 30, 2006.

See Notes to Financial Statements.

38          Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Legg Mason Partners Capital and Income Fund (formerly known as SB Capital and Income Fund ) (the “Fund”) is a separate diversified investment fund of Legg Mason Partners Income Funds (formerly known as Smith Barney Income Funds) (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts to hedge against the economic impact of adverse changes in the market value of portfolio securities because of the changes in stock market prices or interest rates, as a substitute for buying or selling securities, as a cash flow management technique, and to increase the Fund’s total return. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report          39

Notes to Financial Statements (unaudited) (continued)

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(e) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Mortgage Dollar Rolls. The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pend -

40          Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

ing a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(h) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) REIT Distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the true tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.

(j) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if

Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report          41

Notes to Financial Statements (unaudited) (continued)

any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(l) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. During the current period, Undistributed Realized Gains and Cost of Investments have each been reduced by $2,354,452 as a result of return of capital distributions paid by REITs. These adjustments have no effect on net assets or net asset values per share.

2.	Investment Management Agreement and Other Transactions with Affiliates

For the period of this report, Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets:	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

Salomon Brothers Asset Management Inc. (“SBAM”), an affiliate of SBFM, served as the Sub-Adviser to the Fund pursuant to a sub-advisory agreement. The Sub-Adviser is responsible for the day-to-day fund operations and investment decisions of the Fund. SBFM pays SBAM a sub-advisory fee calculated at the annual rate of 0.375% of the Fund’s average daily net assets.

During the six months ended June 30, 2006, SBFM waived a portion of its fee in the amount of $59,102. In addition, during the six months ended June 30, 2006 the Fund was reimbursed for expenses in the amount of $331,993.

Citigroup Global Markets Inc. (“CGM”), PFS Investments Inc. (“PFS”), and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serve as co-distributors of the Funds.

42          Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2006, LMIS and its affiliates received sales charges of approximately $1,000 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2006, there were no CDSCs paid to LMIS and its affiliates.

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. Effective January 1, 2006, the Board of Trustees voted to discontinue offering the Plan to its members. This change will have no effect on fees previously deferred.

As of June 30, 2006, the Fund had accrued $29,176 as deferred compensation payable.

Certain officers and Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

During the six months ended June 30, 2006, SBFM reimbursed the Fund in the amount of $15,000 for losses incurred from an investment transaction error.

3.	Investments

During the six months ended June 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$2,095,766,315	$135,990,151

Sales	2,169,273,431	22,733,646

Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report          43

Notes to Financial Statements (unaudited) (continued)

At June 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$367,254,878
Gross unrealized depreciation	(86,406,128)

Net unrealized appreciation	$280,848,750

At June 30, 2006, the Fund held purchased put options with a total cost of $9,979,885 and a total market value of $10,070,000.

At June 30, 2006, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 2 Year Notes	249	9/06	$50,664,966	$50,492,531	$(172,435)

Contracts to Sell:
U.S. Treasury 5 Year Notes	53	9/06	5,513,391	5,480,531	32,860
U.S. Treasury 10 Year Notes	142	9/06	15,046,852	14,890,031	156,821

					189,681

Net Unrealized Gain on Open Futures Contracts					$17,246

During the six months ended June 30, 2006, the Fund entered into mortgage dollar roll transactions in the aggregate amount of $171,169,140. For the six months ended June 30, 2006, the Fund recorded interest income of $48,438 related to such mortgage dollar rolls.

At June 30, 2006, the Fund had outstanding mortgage dollar rolls with a total cost of $70,241,035.

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B and Class C shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to its Class B and Class C shares calculated at an annual rate of 0.50% and 0.75% of the average daily net assets for each class, respectively. Distribution fees are accrued daily and paid monthly.

44          Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

For the six months ended June 30, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A*	$2,106,483	$545,220	$60,610
Class B*	2,192,248	296,881	31,844
Class C*	2,277,594	196,571	13,845
Smith Barney Class O**	52,146	4,137	1,324
Class Y*	—	188	61
Salomon Brothers Class A**	357	72	3,591
Salomon Brothers Class B**	876	410	3,549
Salomon Brothers Class C**	1,174	217	799

Total	$6,630,878	$1,043,696	$115,623

*	On April 21, 2006, Smith Barney Class A, Smith Barney Class B, Smith Barney Class C and Smith Barney Class Y shares were renamed as Class A, Class B, Class C and Class Y shares, respectively.
**	Shares of Smith Barney Class O, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C were converted to Class A shares on April 21, 2006.

5.	Distributions to Shareholders by Class

	Six Months Ended June 30, 2006	Year Ended December 31, 2005
Net Investment Income
Class A*	$25,671,324	$46,476,408
Class B*	7,297,149	16,333,341
Class C*	5,146,423	10,345,546
Smith Barney Class O**	155,704	680,077
Class Y*	48,950	98,290
Salomon Brothers Class A**	3,182	10,340
Salomon Brothers Class B**	1,373	4,774
Salomon Brothers Class C**	1,893	3,416

Total	$38,325,998	$73,952,192

*	On April 21, 2006, Smith Barney Class A, Smith Barney Class B, Smith Barney Class C and Smith Barney Class Y shares were renamed as Class A, Class B, Class C and Class Y shares, respectively.
**	Shares of Smith Barney Class O, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C were converted to Class A shares on April 21, 2006.

6.	Shares of Beneficial Interest

At June 30, 2006, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report          45

Notes to Financial Statements (unaudited) (continued)

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
	Shares	Amount	Shares	Amount
Class A*
Shares sold	12,980,911	$228,142,020	22,252,936	$369,736,274
Shares issued on reinvestment	1,217,570	21,372,675	2,294,730	38,067,733
Shares repurchased	(7,906,371)	(138,620,818)	(13,203,354)	(219,390,828)

Net Increase	6,292,110	$110,893,877	11,344,312	$188,413,179

Class B*
Shares sold	3,386,140	$58,932,425	8,646,744	$142,348,874
Shares issued on reinvestment	337,416	5,877,188	784,543	12,896,807
Shares repurchased	(5,914,088)	(102,917,578)	(12,029,172)	(197,633,969)

Net Decrease	(2,190,532)	$(38,107,965)	(2,597,885)	$(42,388,288)

Class C*
Shares sold	2,572,864	$44,880,226	6,041,175	$99,893,641
Shares issued on reinvestment	212,623	3,711,379	442,218	7,294,528
Shares repurchased	(2,464,467)	(42,953,133)	(4,156,558)	(68,534,215)

Net Increase	321,020	$5,638,472	2,326,835	$38,653,954

Smith Barney Class O**
Shares sold	811	$8,553	12,223	$200,541
Shares issued on reinvestment	7,108	124,453	32,928	541,703
Shares repurchased	(1,411,387)	(24,938,395)	(230,368)	(3,812,021)

Net Decrease	(1,403,468)	$(24,805,389)	(185,217)	$(3,069,777)

Class Y*
Shares sold	12,068	$215,047	5,987	$97,387
Shares issued on reinvestment	—	—	23	371
Shares repurchased	(2,974)	(52,886)	(11,534)	(198,861)

Net Increase (Decrease)	9,094	$162,161	(5,524)	$(101,103)

Salomon Brothers Class A**
Shares sold	3,549	$62,224	22,304	$371,996
Shares issued on reinvestment	133	2,347	590	9,783
Shares repurchased	(33,170)	(588,529)	(9,119)	(150,047)

Net Increase (Decrease)	(29,488)	$(523,958)	13,775	$231,732

Salomon Brothers Class B**
Shares sold	1,323	$22,745	3,947	$66,268
Shares issued on reinvestment	45	794	171	2,794
Shares repurchased	(16,979)	(298,923)	(213)	(3,456)

Net Increase (Decrease)	(15,611)	$(275,384)	3,905	$65,606

Salomon Brothers Class C**
Shares sold	8,092	$140,315	8,096	$136,204
Shares issued on reinvestment	18	307	59	978
Shares repurchased	(23,496)	(414,328)	(576)	(9,493)

Net Increase (Decrease)	(15,386)	$(273,706)	7,579	$127,689

*	On April 21, 2006, Smith Barney Class A, Smith Barney Class B, Smith Barney Class C and Smith Barney Class Y shares were renamed as Class A, Class B, Class C and Class Y shares, respectively.
**	Shares of Smith Barney Class O, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C were converted to Smith Barney Class A shares on April 21, 2006.

46          Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

7.	Capital Loss Carryforward

On December 31, 2005, the Fund had a net capital loss carryforward of $50,163,874 of which $45,080,942 expires in 2010 and $5,082,932 expires in 2011. These amounts will be available to offset any future taxable capital gains.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report          47

Notes to Financial Statements (unaudited) (continued)

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Funds’ Board selected a new transfer agent for the Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorney’s fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

*  *  *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and SBAM, which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets

48          Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including Legg Mason Partners Capital and Income Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the Investment Company Act, which the court granted plaintiffs leave to repeal as a derivative claim.

10.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Funds.

11.	Subsequent Events

Effective as of July 17, 2006, Robert Gendelman will manage the equity portion of the Fund’s assets and serve as coordinating portfolio manager.

The Fund’s Board has approved the appointment of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) as the Fund’s investment manager effective August 1, 2006. The Fund’s Board has also approved the appointment of CAM North America, LLC, (“CAM N.A.”) and Western Asset Management Company (“Western Asset”) as the Fund’s subadvisers effective August 1, 2006. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and

Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report          49

Notes to Financial Statements (unaudited) (continued)

immediately after the date of these changes. LMPFA, CAM N.A. and Western Asset are wholly-owned subsidiaries of Legg Mason.

LMPFA will provide administrative and certain oversight services to the Fund. LMPFA will delegate to the subadvisers the day-to-day portfolio management of the Fund. The Fund’s investment management fee will remain unchanged. For its services, LMPFA will pay the subadvisers 70% of the net management fee that it receives from the Fund. This fee will be divided between the subadvisers, on a pro rata basis, based on the assets allocated to each subadviser, from time to time.

The Fund’s Board has also approved certain share class modifications which, among other things, will standardize share class features for all funds in the fund complex. The features standardized include such things as sales loads, distribution charges and other costs. These modifications are expected to be implemented during the fourth quarter of 2006.

The Fund’s Board has also approved a number of other initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders will be asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also will be asked to approve investment matters, including standardized fundamental investment policies.

Proxy materials describing these matters are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

12.	Recent Accounting Pronouncement

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes - an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109 by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

50          Legg Mason Partners Capital and Income Fund 2006 Semi-Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 22, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and each of CAM N.A. and Western Asset (the “Subadviser”) (each a “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreements replaced the Fund’s prior management agreement with SBFM and the prior subadvisory agreement with SBAM and were entered into in connection with an internal reorganization of the Manager’s, the prior manager’s and the Subadvisers’ parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreements, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to each of the Subadvisers the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadvisers under the New Subadvisory Agreements. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadvisers took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadvisers and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadvisers and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreements were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the

Legg Mason Partners Capital and Income Fund          51

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreements.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place, if any. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadvisers in light of the nature, extent and quality of the management services expected to be provided by the Subadvisers. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to each Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fees were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreements.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement and the prior subadvisory agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreements.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreements were being entered into in connection with an internal reorganization within Legg Mason, that did

52          Legg Mason Partners Capital and Income Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement. They noted, in addition, that the terms and conditions of the New Subadvisory Agreements are likewise unchanged from those of the prior subadvisory agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreements. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreements. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Subadvisers were present.

Legg Mason Partners Capital and Income Fund          53

Legg Mason Partners Capital and Income Fund

TRUSTEES

Lee Abraham

Jane F. Dasher

R. Jay Gerken, CFA
Chairman

Richard E. Hanson, Jr.

Paul Hardin

Roderick C. Rasmussen

John P. Toolan

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISERS

CAM North America, LLC

Western Asset Management Company

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor
Services, LLC

PFS Investments Inc.

CUSTODIAN

State Street Bank and

Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Capital and Income Fund. It is not for distribution to prospective investors unless accompanied by a current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

@2006 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD2169 8/06	SR06-99

Legg Mason Partners Capital and Income Fund

The Fund is a separate investment fund of the Legg Mason Partners Income Funds, a Massachusetts business trust.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov. Proxy voting reports for the period ending June 30, 2005 will continue to be listed under the Fund’s former Smith Barney Income Funds – Smith Barney Capital and Income Fund name.

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Funds

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Income Funds

Date: September 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Income Funds

Date: September 7, 2006

By:	/s/ Robert J. Brault
Robert J. Brault
Chief Financial Officer of
Legg Mason Partners Income Funds

Date: September 7, 2006